UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2019
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
1200 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2019, Comstock Mining Inc. (the “Company”) entered into a Purchase Agreement Amendment (the “Amendment”) of the Company’s previously announced Membership Interest Purchase Agreement with Tonogold Resources, Inc. (“Tonogold”).

Under the original agreement, Tonogold had a final deadline of May 31, 2019, to complete its acquisition of the Company’s wholly-owned subsidiary, Comstock Mining LLC (“CML”), effectively acquiring the Lucerne mine properties and related permits (“Lucerne”). Under the terms of the Amendment, the Company agreed to provide Tonogold with the flexibility of up to two additional, one-month extensions, each requiring additional $1 million non-refundable deposits, to close on the acquisition of Lucerne. The Amendment permits the closing to occur up until August 30, 2019. If the closing occurs after the original deadline of May 31, 2019, Tonogold will also be required to reimburse the Company for all incremental interest costs and certain additional property carrying costs.

The Amendment also allows for, and the Company anticipates, Tonogold to deliver $11.5 million in cash at closing, less the amount of the cumulative non-refundable payments, and deliver a one-year maturing, interest bearing convertible note to Comstock with a principal amount of $3,500,000. The conversion price will be the lowest of (1) the 20-day volume weighted closing price of Tonogold shares prior to conversion, (2) Tonogold’s most recent private placement or (3) Tonogold’s initial public offering price

The foregoing summary of the terms of the Amendment is not intended to be exhaustive and is qualified in its entirety by the terms of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

A copy of the press release announcing the transactions contemplated by the Amendment is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

10.1	Purchase Agreement Amendment
99.1	Press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.
Date: May 6, 2019	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman, President and Chief Executive Officer

EXHIBIT INDEX

10.1	Purchase Agreement Amendment
99.1	Press release